UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2021

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-31293	77-0487526
(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive, Redwood City, California 94065
(Address of Principal Executive Offices) (Zip Code)

(650) 598-6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Issuance of 0.250% Senior Notes due 2027 and 1.000% Senior Notes due 2033

On February 24, 2021, Equinix, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Bank PLC, Deutsche Bank AG, London Branch, HSBC Bank plc, and ING Bank N.V., as representatives of the several underwriters named in the Underwriting Agreement. The Underwriting Agreement provides for the issuance and sale by the Company (the “Offering”) of senior unsecured notes in an aggregate principal amount of €1.1 billion (collectively, the “Notes”) in the following tranches:

•	€500,000,000 aggregate principal amount of 0.250% Senior Notes due 2027 (the “2027 Notes”); and

•	€600,000,000 aggregate principal amount of 1.000% Senior Notes due 2033 (the “2033 Notes”)

The Offering of the Notes is pursuant to a shelf registration statement on Form S-3 (File No. 333-249763) filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2020, a related preliminary prospectus supplement filed with the SEC on February 24, 2021 and a related final prospectus supplement filed with the SEC on February 26, 2021. The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary closing conditions, indemnification rights and termination provisions.

The Company expects to use an amount equal to the net proceeds from the offering of the notes to finance or refinance, in whole or in part, recently completed or future Eligible Green Projects, with disbursements covering project expenditures for up to two years preceding the issuance date of the notes and until and including the maturity date of the notes, including the development and redevelopment of such projects. Pending the allocation of an amount equal to the net proceeds from this offering to Eligible Green Projects, Equinix will temporarily use €509.4 million of the net proceeds of the offering of the notes to fund the redemption of all of its outstanding 2.875% Euro Senior Notes due 2026, including the payment of the premium and accrued interest to the redemption date, and may use all or a portion of an amount of the remaining net proceeds from the offering of the notes to temporarily fund the acquisition of additional properties or businesses, fund development opportunities, invest in interest-bearing accounts and short-term, interest-bearing securities which are consistent with its intention to qualify as a REIT for U.S. federal income tax purposes, and to provide for working capital and other general corporate purposes, including but not limited to (potentially for) the repayment of other debt, or the redemption, repurchase, repayment or retirement of outstanding equity or other debt securities, or a combination of the foregoing.

The Company expects the Offering to close on March 10, 2021, subject to customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. Neither the Notes nor the indenture governing the Notes requires the Company to use the net proceeds from the offering of the Notes as described above, and any failure to comply with the foregoing will not constitute a breach of or default under the Notes or the indenture governing the Notes. The above description of the use of the proceeds from the offering of the Notes is not intended to modify or add any covenant or other contractual obligation undertaken by us under the Notes or the indenture governing the Notes.

Redemption of 2.875% Euro Senior Notes due 2026

On February 22, 2021, the Company delivered conditional notice of its intent to redeem (the “Redemption”) all of its outstanding 2.875% Euro Senior Notes due 2026 (the “Notice of Conditional Redemption”).

The Company expects to redeem all of the outstanding 2.875% Euro Senior Notes due 2026 on March 24, 2021 (the “Redemption Date”). In accordance with the terms of the 2.875% Euro Senior Notes due 2026 and that certain Indenture, dated as of December 12, 2017, between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of December 12, 2017, among the Company, the Trustee, and Elavon Financial Services DAC, UK Branch, as paying agent, and Elavon Financial Services DAC, as registrar (collectively, the “2026 Notes Indenture”), the 2.875% Euro Senior Notes due 2026 are expected to be redeemed at a redemption price equal to 101.438% of the principal amount of the 2.875% Euro Senior Notes due 2026 redeemed.

The Notice of Conditional Redemption is conditioned on the closing of the Offering.

This Form 8-K does not constitute a notice of redemption with respect to the 2.875% Euro Senior Notes due 2026 under the 2026 Notes Indenture.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any such statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. For example, the words “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements about the Offering, the use of proceeds from the Offering and the anticipated Redemption. Forward-looking statements involve numerous risks and uncertainties and depend on assumptions, data or methods that may be incorrect or imprecise. The Company’s actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and the Company assumes no obligation to update them.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement, dated February 24, 2021, among Equinix, Inc. and Barclays Bank PLC, Deutsche Bank AG, London Branch, HSBC Bank plc, and ING Bank N.V., as representatives of the several underwriters named in Schedule II thereto

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: February 26, 2021